                                                                   EXHIBIT 10.36

                       $ 125,000,000 PRINCIPAL AMOUNT OF

                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2007

                                       OF

                              HOLLYWOOD PARK, INC.

                                      AND

                        HOLLYWOOD PARK OPERATING COMPANY


                               PURCHASE AGREEMENT
                               ------------------


                                                                  August 1, 1997

OPPENHEIMER & CO., INC.
BT SECURITIES CORPORATION
BANCAMERICA SECURITIES, INC.
c/o Oppenheimer & Co., Inc.
One World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     Hollywood Park Inc., a Delaware corporation (the "Company" or "Hollywood Park") and Hollywood Park Operating Company, a Delaware corporation ("HPOC", and collectively, together with Hollywood Park, the "Issuers"), propose, upon the terms and conditions set forth in this agreement ("Agreement"), to issue and
                                                   ---------
sell to Oppenheimer & Co., Inc., BT Securities Corporation and BancAmerica Securities, Inc. (each, an "Initial Purchaser" and, collectively, the "Initial
                            -----------------                          -------
Purchasers") $125,000,000 in aggregate principal amount of the Issuers' 9 1/2%
----------
Senior Subordinated Notes due 2007 (the "Notes").  The Notes will be issued in
                                         -----
minimum denominations of $1,000 principal amount pursuant to an Indenture (the

"Indenture"), to be dated as of August 1, 1997, among the Issuers, all of the
----------
Issuers' existing direct and indirect material restricted subsidiaries (collectively, the "Guarantors") subject to receipt of any required gaming approvals for each applicable subsidiary and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). This Agreement, the Indenture
                                      -------
and the Registration Rights Agreement are herein collectively referred to as the "Transaction Documents."
 ---------------------

          The Issuers and the Guarantors (collectively, the "Obligors") wish to confirm as follows their agreement with the Initial Purchasers in connection with the purchase and resale of the Notes:

     1.   Preliminary Offering Memorandum and Offering Memorandum.  The Notes
          -------------------------------------------------------
will be offered and sold to each of the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on
                                                   ---
exemptions therefrom. The Issuer has prepared a preliminary offering memorandum, dated July 18, 1997 (the "Preliminary Offering Memorandum"), and an
                                      -------------------------------
offering memorandum, dated August 1, 1997 (the "Offering Memorandum"), setting
                                                -------------------
forth information regarding the Issuers and the Notes. Unless stated herein to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date hereof and do not include any supplement or amendment subsequent thereto. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers.

     The Issuers understand that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Notes purchased by the Initial
                --------------
Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in
                                 ------------------------------
Rule 144A under the Act as such rule may be amended from time to time ("Rule
                                                                        ----
144A"), in transactions under Rule 144A, (ii) to a limited number of other
----
institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and
(7) under Regulation D of the Act) ("Accredited Investors") in private sales
                                     --------------------
exempt from registration under the Act and (iii) outside the United States to non-U.S. persons ("foreign purchasers") in reliance on Regulation S (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "Eligible Purchasers").
 -------------------

     It is also understood and acknowledged that holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement")
                                    -----------------------------
substantially in the form attached hereto as Exhibit A-1, to be dated as of
                                             -----------
August 1, 1997, by and among the Issuers, the Guarantors and the Initial Purchasers.

     Each of the Initial Purchasers represents, covenants and agrees with the Issuers that it will deliver an Offering Memorandum, as amended or supplemented through the date of each Exempt Resale, contemporaneously with or prior to each such Exempt Resale (to the extent made available by the Issuers) if the Issuers have not already done so, and have not delivered, and will not after the date of this Agreement deliver any other offering materials other than the Offering Memorandum or any amendment or supplement thereto in connection with any Exempt Resale without the prior consent of the Issuers. In addition, the Initial Purchasers shall advise the Issuers (which advice may be by telephone) when their initial distribution of the Notes has been completed.

     2.   Agreements to Sell, Purchase and Resell.
          ---------------------------------------

          (a) The Issuers hereby agree, subject to all of the terms and conditions set forth herein, and upon the basis of the representations, warranties and agreements of each of the Initial Purchasers, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Issuers herein contained and subject to all of the terms and conditions set forth herein, each of the Initial Purchasers severally agrees to purchase from the Issuers the amount of Notes set forth on Schedule I
                                                              ----------
attached hereto at a purchase price equal to $972.50 per Note. The Issuers shall not be obligated to deliver any of the Notes except upon payment for all of the Notes to be purchased as provided herein.

          (b) The Initial Purchasers have advised the Issuers that they will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Issuers that (i) such Initial Purchaser is a Qualified Institutional Buyer; (ii) it has not solicited and will not solicit offers for, or offer to sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act, and (iii) it will solicit offers for the Notes only from, and will offer, sell or deliver the Notes as part of its initial offering, only to (A) persons in the United States whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A, (B) to a limited number of Accredited Investors that make the representations to and agreements with the Initial Purchasers specified in Annex A to the Offering Memorandum in private sales exempt from registration under the Act and (C) to foreign purchasers (1) that make the representations and agreements described in the Offering Memorandum under the heading "Notice to Investors" and (2) agree only to resell the Notes in the United States in accordance with the provisions of Rule 903 or Rule 904; pursuant to registration of such Notes under the Act; or pursuant to an available exemption from the registration requirements of the Act.

          The Initial Purchasers have advised the Issuers that they will offer the Notes to Eligible Purchasers at a price initially equal to $1,000.00 per Note. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

          The Initial Purchasers understand that the Issuers and, for the purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 7(c)(xii) and (xiii), 7(d) and 7(e) hereof, counsel to the Issuers and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchasers hereby consent to such reliance.

     3.   Delivery of the Notes and Payment Therefor.  Delivery to the Initial
          ------------------------------------------
Purchasers of and payment for the Notes shall be made at the offices of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067-4276, at 10:45 a.m., Pacific Time, on August 6, 1997 (the "Closing Date"). The
                                                           ------------
place of closing for the Notes and the Closing Date may be varied by agreement among the Initial Purchasers and the Issuers.

     The Notes shall be delivered to the Initial Purchasers against payment of the purchase price therefor by one or more federal funds wire transfers in immediately available funds no later than August 7, 1997 in accordance with written instructions from the Issuers. The Notes will be represented by a global security (the "Global Note") and will be registered in the name of Cede &
                      -----------
Co. as nominee of The Depository Trust Company ("DTC").  The Notes to be
                                                 ---
delivered to the Initial Purchasers have already been or shall be made available to the Initial Purchasers or the Trustee for inspection not later than 9:30 a.m., Pacific Time, on the business day preceding the Closing Date.

     4.   Agreements of the Obligors.  The Issuers and, as applicable, the
          --------------------------
Guarantors, agree with the Initial Purchasers as follows:

          (a) During the period of time specified in clause (e) below of this
Section 4, the Issuers shall advise the Initial Purchasers promptly and, if requested by them, shall promptly confirm such advice in writing, of any material change, or of any event or condition which is reasonably likely to result in a material change, in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Issuers or the Issuers and Guarantors (as defined herein) taken as a whole (whether or not arising in the ordinary course of business), or of the happening of any event, any information becoming known or the existence of any condition that would require any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (as so amended or supplemented) would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Issuers will furnish to the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto, as they may reasonably request.

          (c) The Issuers will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been furnished a copy a reasonable time prior to the making thereof or, at any time prior to the payment for the Notes on the Closing Date, to which they shall reasonably object after being so advised.

          (d) The Issuers consent to the use of the Offering Memorandum (and of any amendment or supplement thereto prepared in accordance with Section 4(c) hereof) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

          (e) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur, any information shall become known or any condition shall exist that in the judgment of the Issuers or in the opinion of counsel for the Initial Purchasers would require any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (as so amended or supplemented) would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuers will, in each such case subject to Section 4(c) hereof, forthwith prepare, at the sole expense of the Issuers, an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers that number of copies thereof as they shall request.

          (f) The Issuers will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, however, that neither Issuer
                                       --------  -------
shall be required (A) to qualify generally to do business in any jurisdiction wherein it is not then so qualified, (B) to take any action that would subject it to general service of process in any such jurisdiction wherein it is not then so subject or (C) to subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction wherein it is not then so subject.

          (g) For a period of five (5) years after the Closing Date, the Issuers will furnish to the Initial Purchasers (i) as soon as available, a copy of each quarterly or annual report of the Issuers mailed to stockholders or filed with the Securities and Exchange Commission (the "Commission"), and (ii) from time to
                                             ----------
time such other information concerning the Issuers as the Initial Purchasers may reasonably request; provided that, without limiting the foregoing, no such
                    -------------
records, information or documents shall be used by any person or entity obtaining access thereto in connection with any market transactions in securities of the Issuers or the Guarantors in violation of law, and provided
                                                                     --------
further that the Issuers and the Guarantors shall not be required to provide any
-------
information to the Initial Purchasers that the Issuers and the Guarantors are prohibited by law from disclosing. The Initial Purchasers shall treat any such information which has been identified to them as confidential, non-public information in accordance with their usual standards for handling such information; provided, that nothing contained in this sentence shall restrain the disclosure by the Initial Purchasers of any such information (1) to their accountants, attorneys or similar professionals, (ii) as required by law or by compulsion of legal process, (iii) in connection with any lawsuit to which an Initial Purchaser is a party, (iv) to their respective successors and assigns, including any assignees of their respective rights and interests under this Agreement or (v) to any regulating authority.

          (h) The Obligors will apply the net proceeds from the sale of the Notes in accordance with the description set forth under "Use of Proceeds" in the Offering Memorandum.

          (i) Except as stated in this Agreement and in the Offering Memorandum, none of the Obligors has taken, nor will any Obligor take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Obligors will not distribute any offering material in connection with the Exempt Resales. The Obligors will not, and will not permit any person acting on their behalf to, solicit any offers to buy and will not offer to sell the Notes by means of any form of general solicitation or general advertising or by means of any directed selling efforts (as defined under Regulation S and the Commission's releases related thereto).

          (j) The Issuers will use their best efforts to cause the Notes to be eligible for trading on PORTAL.

          (k) From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the
                                                      ------------
Issuers will furnish to holders and beneficial owners of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or beneficial owners or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Notes.

          (l) The Obligors represent that they have not, and agree that they will not, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale by the Issuers to the Initial Purchasers or by the Initial Purchasers to the Eligible Purchasers of the Notes.

          (m) Each of the Obligors agrees to comply in all material respects with the terms and conditions of the Registration Rights Agreement applicable to such Obligor and all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (n) The Obligors agree that prior to any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and the Obligors will enter into any necessary
           --------
supplemental indentures and take any other necessary action in connection therewith.

          (o) As soon as they have been prepared by the Issuers, the Issuers will furnish to the Initial Purchasers, copies of any unaudited interim consolidated quarterly financial statements of the Company for any period subsequent to the period covered by the most recent consolidated financial statements of the Company appearing in the Offering Memorandum.

          (p) The Obligors shall not, until 90 days following the Closing Date, without the prior written consent of the Initial Purchasers, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued by any of the Obligors (other than the Notes, or any debt securities of the Issuers issued pursuant to the Registration Rights Agreement in exchange for the Notes).

          (q) No Obligor will claim voluntarily, and each Obligor will, subject to the fiduciary duties of the Board of Directors of such Obligor and applicable law, resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (r) Each Obligor will do and perform in all material respects all things required to be done and performed under this Agreement and the other Transaction Documents by it on, prior to, and after the Closing Date.

     5.   Representations and Warranties of the Obligors.  The Issuers, and the
          ----------------------------------------------
Guarantors as applicable, represent and warrant to the Initial Purchasers on the date hereof and as of the Closing Date that:

          (a) No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of either Issuer, is contemplated.

          (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date and any amendment or supplement thereto as of its date and as of the Closing Date (in each case taken together with the documents expressly incorporated by reference therein (the "Incorporated Documents")), did not and will not (as of the Closing Date) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply (i) to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by or on behalf of the Initial Purchasers expressly for use therein and (ii) statements in or omissions from the Preliminary Offering Memorandum that are supplemented, revised or added in the Offering Memorandum. The Issuers make no representation or warranty with respect to any projected financial information or other forecasts except as provided in Section 5(q) of this Agreement.

          (c) The Indenture has been duly and validly authorized by each Issuer and each Guarantor and, upon its execution, delivery and performance by each Issuer and each Guarantor and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of each Issuer and each Guarantor, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; the Indenture conforms in all material respects to the description thereof in the Offering Memorandum; and no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby (except for sales of Notes pursuant to the Exchange Offer, as defined in the Indenture) or in connection with the Exempt Resales.

          (d) Each Obligor has all the requisite power and authority to execute, deliver and perform each of its obligations under each of the Transaction Documents; the execution and delivery of, and the performance by each Obligor of each of its obligations under, each of the Transaction Documents have been duly and validly authorized by such Obligor, and as of the Closing Date, each of the Transaction Documents will have been duly executed and delivered by each Obligor and will constitute the valid and legally binding agreement of each Obligor, enforceable against each Obligor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution under such Transaction Document may be limited by Federal or state securities laws or principles of public policy.

          (e) The Notes have been duly authorized by each Issuer, and, when executed by the Obligors, authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and the Notes conform in all material respects to the description thereof in the Offering Memorandum.

          (f) Each Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify could not, singly or in the aggregate with all other such failures, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of either the Issuers or of the Issuers and the Guarantors, taken as a whole (any such event, a "Material Adverse Effect").
          -----------------------

          (g) Each Guarantor is a corporation, limited partnership or limited liability corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated or organized with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect.

          (h) The Guarantors are, on the date of this Agreement, those corporations, limited partnerships and limited liability companies set forth on
Schedule II attached hereto.  Each Material Restricted Subsidiary of Hollywood
-----------
Park on the date hereof is a Guarantor.

          (i) There are no legal or governmental proceedings pending or, to the knowledge of either Issuer or any Guarantor, threatened, against either of the Issuers or any of the Guarantors or to which either of the Issuers or any of the Guarantors or any of their respective properties or assets is subject, that are not disclosed in the Offering Memorandum or the Incorporated Documents and that, if adversely decided, could, singly or in the aggregate with all other such proceedings, reasonably be expected to have a Material Adverse Effect or materially affect the issuance of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents. Except as could not reasonably be expected to have a Material Adverse Effect, neither the Issuers nor any Guarantor is involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Issuers and the Guarantors, no such action or dispute is threatened.

          (j) No statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction to which either of the Issuers or any of the Guarantors is subject has been issued or is pending that (i) could interfere with or adversely affect the issuance of the Notes or (ii) could in any manner draw into question the validity of this Agreement or any other Transaction Document.

          (k) To the knowledge of the Issuers, no Obligor has violated any Federal, state or local law relating to discrimination in hiring, promotion or pay of employees except where such violation could not reasonably be expected to have a Material Adverse Effect. No Issuer will cause or permit any goods to be manufactured, sold or distributed by any of its employees in violation of the minimum wage or overtime laws of Sections 6 and 7 of the Federal Fair Labor Standards Act.

          (l) To the knowledge of the Guarantors, no Obligor has violated any Federal, state or local law relating to discrimination in hiring, promotion or pay of employees except where such violation could not reasonably be expected to have a Material Adverse Effect. No Guarantor will cause or permit any goods to be manufactured, sold or distributed by any of its employees in violation of the minimum wage or overtime laws of Sections 6 and 7 of the Federal Fair Labor Standards Act.

          (m) Neither Issuer nor any of the Guarantors is (i) in violation of
(A) its certificate or articles of incorporation or partnership or membership agreement or bylaws or other organizational documents or (B) of any statute, ordinance, law, administrative or governmental rule or regulation or filing or judgment, injunction, order or decree of any court or governmental agency or body applicable to either of the Issuers or any of the Guarantors or any of their respective properties or assets (collectively, "Law and Legal
                                                      -------------
Requirements"), except where any such violation could not, singly or in the
------------
aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect or (ii) in breach of or in default in the performance of (including any event which, with notice or lapse of time or both, would constitute a breach of or a default in the performance of) any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness, material agreement, indenture, lease or other instrument to which either of the Issuers or any of the Guarantors is a party or by which either of the Issuers or any of the Guarantors or any of their respective properties may be bound (collectively, "Agreements and Instruments"),
                                                   --------------------------
except (A) as may be disclosed in the Offering Memorandum or the Incorporated Documents or (B) where any such breach or default could not, singly or in the aggregate with all other such breaches and defaults, reasonably be expected to have a Material Adverse Effect.

          (n) The issuance, offer, sale and delivery of the Notes by the Issuers, the execution, delivery and performance of the Transaction Documents by the Issuers and the Guarantors and the consummation by the Issuers and the Guarantors of the transactions contemplated hereby and thereby do not and will not (it being understood that no representation or warranty is made with respect to any Consents or Filings (as defined below), provisions of the certificate or articles of incorporation or bylaws or other organizational documents, Agreements or Instruments or Law or Legal Requirements not in existence on the date hereof or on the Closing Date): (i) require any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (collectively, "Consents and Filings"), except (A) as have been
                         --------------------
obtained and are in full force and effect, (B) such as may be required under the Act, and other than as may be required under the Mississippi Gaming Control Act and the rules and regulations promulgated thereunder for the approval of the guaranty of the Exchange Notes by Mississippi-I Gaming, L.P., in connection with the performance of the Issuers' and the Guarantors' obligations under the Registration Rights Agreement and the qualification of the Indenture under the 1939 Act in connection with the consummation of the transactions contemplated by the Registration Rights Agreement and (C) compliance with the securities or Blue Sky laws of various jurisdictions, and (D) as may be required by applicable Gaming Laws and Gaming Authorities (each as defined in the Indenture) in connection with the registration, sale and issuance of the Exchange Notes and any Guaranties thereof (as defined in the Indenture); (ii) conflict with or constitute a breach of or a default under (including any event which, with notice or lapse of time or both, would constitute a breach of or a default under), the certificate or articles of incorporation or bylaws or other organizational documents of either Issuer or any of the Guarantors; (iii) conflict with or constitute a breach of or a default under (including any event which, with notice or lapse of time or both, would constitute a breach of or a default under) any Agreement or Instrument, except any such conflict, breach or default that could not, singly or in the aggregate with all other such conflicts, breaches and defaults, reasonably be expected to have a Material Adverse Effect; (iv) violate any Law or Legal Requirement, except any such violation that could not, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect; and (v) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either Issuer or any of the Guarantors pursuant to the terms of any Agreement or Instrument.

          (o) No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents by either Issuer or, as applicable, any of the Guarantors and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained and are in full force and effect and other than certain consents (i) required under the Mississippi Gaming Control Act and the rules and regulations promulgated thereunder for the approval of the guaranty of the Exchange Notes by Mississippi-I Gaming, L.P. or
(ii) as may be required by any other applicable Gaming Laws and Gaming Authorities (each as defined in the Indenture) in connection with the registration, sale and issuance of the Exchange Notes and any Guaranties thereof (as defined in the Indenture).

          (p) The consolidated financial statements of the Company included in the Offering Memorandum, present fairly the consolidated financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP").
                                                                         ----
The pro forma financial information included in the Offering Memorandum (A)
    --- -----
present fairly in all material respects the information shown therein and (B) have been properly computed on the basis described therein.

          (q) The projections and forecasts, if any, contained in the Offering Memorandum have been prepared by the Company and are based on the reasonable and good faith estimates and assumptions of the Company and the Company has no reason to believe that such estimates and assumptions are not fair and reasonable, it being recognized that projections as to future events are not to be viewed as fact and that actual results during the period or periods covered by any such projections will differ from the projected results and that the differences may be material. All important factors that could result in a material variance between projected and actual results have been described in the assumptions underlying the projections.

          (r) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, neither Issuer nor any of the Guarantors has incurred any liability or obligation, direct or contingent, or entered into or agreed to enter into any transaction, whether or not in the ordinary course of business, that is material to such Issuer or to the Issuers and the Guarantors taken as a whole, and there has not been any material increase in the short-term or long-term debt of either of the Issuers or any of the Guarantors, or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change in or affect the condition (financial or otherwise), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Issuers or the Issuers and the Guarantors, taken as a whole (whether or not arising in the ordinary course of business), and there have not been dividends or distributions of any kind declared, paid or made by either of the Issuers or any of the Guarantors on any class of its capital stock.

          (s) Each Issuer and each Guarantor has good and marketable title to all property (real and personal) described in the Offering Memorandum (or reflected in the financial statements included in the Offering Memorandum) as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except as specifically described in the Offering Memorandum or the Incorporated Documents and except for any such lien, claim, security interest or other encumbrance which is permitted by the Indenture, and all the property described in the Offering Memorandum as being held under lease by any Issuer or Guarantor is, to such Issuer's knowledge or, as the case may be, such Guarantor's knowledge, held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of either Issuer or the Issuers and the Guarantors, taken as a whole, and no default by either of the Issuers or any of the Guarantors has occurred and is continuing thereunder, except, with respect to the foregoing, such as are described in the Offering Memorandum or the Incorporated Documents or as could not, singly or in the aggregate with all such other defaults, reasonably be expected to have a Material Adverse Effect, and to the knowledge of each Issuer and each Guarantor no material defaults by the landlord are existing under any such lease.

          (t) Except as permitted by the Act, neither Issuer nor any of the Guarantors has distributed and, prior to the later to occur of the Closing Date and completion of the initial distribution of the Notes (which includes the sale by the Initial Purchasers), no such Obligor will distribute, any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum and Offering Memorandum (and any amendment or supplement thereto in accordance with Section 4(c) hereof).

          (u) Except as set forth in the Offering Memorandum or the Incorporated Documents, each Issuer and each of the Guarantors has all such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities as are necessary under applicable law to own its properties and to conduct their respective businesses in the manner conducted as of the Closing Date as described in the Offering Memorandum, including all governmental licenses, permits, approvals and authorizations necessary for the operation of their respective gaming and racing facilities and for the operation of their respective hotel, restaurant, entertainment, truckstop and related facilities (the "Permits") except to the extent that the
                                       -------
failure to have any such Permit could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect; each Issuer and each of the Guarantors has fulfilled and performed, in all material respects, all their respective material obligations with respect to the Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or has resulted or after notice or lapse of time would result in any other material impairment of the rights of the holder of any such Permit subject in each case to such qualification as may be set forth in the Offering Memorandum or the Incorporated Documents and except to the extent that any such revocation or termination could not, singly or in the aggregate with all other such revocations and terminations, reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Memorandum or the Incorporated Documents, none of the Permits contains any restriction more burdensome than the restrictions typically applicable to operators of gaming businesses or enterprises, the compliance with which could reasonably be expected to have a Material Adverse Effect.

          (v) To the knowledge of each Issuer and each Guarantor, neither Issuer nor any of the Guarantors, nor any employee or agent of the Issuer or any Guarantor has made any payment of funds of any Issuer or any Guarantor or received or retained any funds in violation of any law, rule or regulation, which violation could, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect.

          (w) Except as disclosed in the Offering Memorandum or the Incorporated Documents, each Issuer and each of the Guarantors have filed all tax returns required to be filed, and such returns are true and correct in all material respects, and neither Issuer nor any Guarantor is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except insofar as the failure to file any such return or make any such payment could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect. The Issuers and the Guarantors do not know of any material proposed additional tax assessments against either Issuer or any Guarantor.

          (x) Except as provided in this Agreement, no holder of any security of either Issuer (other than holders of the Notes) has any right to request or demand registration of any security of either Issuer because of the consummation of the transactions contemplated by the Transaction Documents.

          (y) Except as set forth in the Offering Memorandum or the Incorporated Documents, each Issuer and each of the Guarantors owns or possesses or has the right to use, without known infringement of the rights of any person, all patents, trademarks, trademark registrations,service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of their respective businesses (collectively, the "Intellectual Property"), except to the extent that the failure to own or
 ---------------------
possess such Intellectual Property could not, singly or in the aggregate with all such other failures, reasonably be expected to result in any Material Adverse Effect.

          (z) No Obligor is and, upon sale of the Notes to be issued and sold hereby in accordance herewith and the application of the net proceeds to the Issuers of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," no Obligor will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (aa) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of either of the Issuers or any Guarantor that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

          (bb) Neither Issuer nor any of the Guarantors has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf): (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) that is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Act; (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offering of the Notes including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) engaged in any directed selling efforts within the meaning of Rule 903 under the Act and the Commission's Release No. 33-6883. No securities of the same class as the Notes have been issued and sold by either Issuer within the six-month period immediately prior to the date hereof.

          (cc) Assuming (i) that the representations and warranties in Sections 1 and 2 hereof are true and correct in all material respects, (ii) that the Initial Purchasers comply in all material respects with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial Purchasers offer, sell or deliver the Notes is an Eligible Purchaser, the purchase and sale of the Notes pursuant hereto (including the Initial Purchasers' proposed offering of the Notes on the terms and in the manner set forth in the Offering Memorandum and Sections 1 and 2 hereof) is exempt from the registration requirements of the Act.

          (dd) Each Issuer and each Guarantor is in compliance with, and not subject to any liability under, the common law and all applicable Federal, state, local and foreign laws, regulations, rules, codes, ordinances, directives, and orders relating to pollution or to protection of public or employee health or safety or to the environment, including, without limitation, those that relate to any Hazardous Material (as defined herein) ("Environmental
                                                                  -------------
Laws"), except, in each case, where noncompliance or liability, singly or in the
----
aggregate with all other such noncompliance and liabilities, could not reasonably be expected to have a Material Adverse Effect. The term "Hazardous
                                                                    ---------
Material" means any pollutant, contaminant or waste, or any hazardous,
--------
dangerous, or toxic chemical, material, waste, substance or constituent subject to regulation under any Environmental Law.

          (ee) Neither Issuer is, nor will it be, as a result of or after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) insolvent, (ii) left with an unreasonably small capital with which to engage in its existing and anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature. Neither Issuer is issuing the Notes in anticipation of insolvency.

          (ff) The Guarantors taken as a whole, are not, nor will they be as a result of or after giving effect to the issuance of the Notes, or the incurrence of liabilities thereunder, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) insolvent, (ii) left with an unreasonably small capital with which to engage in their existing and anticipated businesses or (iii) incurring debts beyond their ability to pay such debts as they mature. None of the Guarantors is issuing its guaranty of the Notes in anticipation of insolvency.

          (gg) The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, in each case taken together with the Incorporated Documents, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

     6.   Indemnification and Contribution.  (a)  The Issuers and the Guarantors
          --------------------------------
jointly and severally agree to indemnify and hold harmless each of the Initial Purchasers, and their respective directors and officers and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum (including the Exhibits thereto and the Incorporated Documents) or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to any Initial Purchaser furnished in writing to the Issuers by or on behalf of any Initial Purchaser expressly for use therein. The foregoing indemnity agreement shall be in addition to any liability which the Issuers or the Guarantors may otherwise have; provided,
                                                                  --------
however, that the indemnification contained in this paragraph (a) with respect
-------
to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling any Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by such Initial Purchaser to any person if it is established in the related proceeding that each untrue statement or alleged untrue statement contained in, or omission or alleged omission of a material fact from, the Preliminary Offering Memorandum or the Offering Memorandum, or any supplement thereto, upon which such loss, claim, damage, liability or expense is based was completely corrected in the Offering Memorandum, or any supplement thereto, and that such Initial Purchaser sold Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented), which the Issuers have previously furnished sufficient copies thereof to such Initial Purchaser as required hereby.

          (b) If any action, suit or proceeding shall be brought against any Initial Purchaser or any person who controls any Initial Purchaser in respect of which indemnity may be sought against any of the Issuers or the Guarantors, such Initial Purchaser or any such person who controls such Initial Purchaser shall promptly notify the parties against whom indemnification is being sought (the

"indemnifying parties"), and such indemnifying parties shall assume the defense
---------------------
thereof, including the employment of counsel reasonably satisfactory to the indemnified parties and payment of all reasonable fees and expenses. Each of the Initial Purchasers or any person who controls any Initial Purchaser shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or any such person who controls such Initial Purchaser unless (i) the indemnifying parties have agreed to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel reasonably satisfactory to the indemnified parties on a timely basis, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both (a) such Initial Purchaser or any such person who controls such Initial Purchaser and (b) any of the indemnifying parties, and such Initial Purchaser or any such person who controls such Initial Purchaser shall have reasonably concluded, upon advice of its counsel, that representation of such indemnified party and any such indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Initial Purchaser or any such person who controls the Initial Purchaser). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for each Initial Purchaser and any such person who controls each Initial Purchaser, which firm shall be designated in writing by each Initial Purchaser and be reasonably acceptable to the Issuers, and that all such reasonable fees and expenses shall be reimbursed on a monthly basis. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent (which shall not be unreasonably withheld or delayed), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless each of the Initial Purchasers, to the extent provided in paragraph (a), and any person who controls such Initial Purchaser from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each of the Initial Purchasers agrees to indemnify and hold harmless the Issuers, the Guarantors, and their respective directors and officers, and any person who controls the Issuers or any of the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Issuer and the Guarantors to each of the Initial Purchasers set forth in paragraph (a) hereof, but only with respect to information relating to such Initial Purchasers furnished in writing by or on behalf of such Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against either of the Issuers, or any of the Guarantors, any of their respective directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against each of the Initial Purchasers pursuant to this paragraph (c), each of the Initial Purchasers shall have the rights and duties given to the Issuer and the Guarantors by paragraph (b) above (except that if either of the Issuers or any of the Guarantors shall have assumed the defense thereof each of the Initial Purchasers shall not be required to, but may, employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at each of the Initial Purchasers' expense), and either of the Issuers or any of the Guarantors, their respective directors and officers, and any such controlling person shall have the rights and duties given to each of the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which each of the Initial Purchasers may otherwise have.

          (d) If the indemnification provided for in this Section 6 is unavailable for any reason to an indemnified party under paragraphs (a) or (c) hereof or is insufficient to hold any such indemnified party completely harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, collectively, on the one hand and each of the Initial Purchasers on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, collectively, on the one hand and each of the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the

Guarantors, collectively, on the one hand and each of the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers and the Guarantors, collectively, bear to the total discounts and commissions received by each of the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers and the Guarantors, collectively, on the one hand and each of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, collectively, on the one hand or by each of the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Issuers, the Guarantors and each of the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or depending on any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, none of the Initial Purchasers shall be required to contribute any amount in excess of the amount by which the total price of the Notes purchased by it exceeds the amount of any damages which any such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. Each successor to any Initial Purchaser or any person who controls such Initial Purchaser, or to the Issuers, the Guarantors, their respective directors or officers or any person controlling the Issuers or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

          (g) No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional written release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding.

     7.   Conditions of the Initial Purchaser's Obligations.  The obligation of
          -------------------------------------------------
each of the Initial Purchasers to purchase the Notes hereunder is subject to the fulfillment, in the Initial Purchaser's sole discretion, of the following conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, nor any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of either of the Issuers or any Guarantor, be contemplated. No order suspending the sale of the Notes in any jurisdiction shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of either of the Issuers or any Guarantor, shall be contemplated.

          (b) Subsequent to the date hereof (i) there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, prospects, liabilities (contingent or otherwise), properties, assets, net worth, solvency or results of operations of either of the Issuers or any of the Guarantors, and (ii) the conduct of the business and operations of the Issuers and the Guarantors has not been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) and, except as otherwise stated in the Offering Memorandum, the properties of each of the Issuers and the Guarantors have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (c) The Initial Purchasers shall have received on the Closing Date an opinion of Irell & Manella LLP, counsel for the Issuers and the Guarantors, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Initial Purchasers, to the effect that:

              (i) Each Issuer is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect;

              (ii) Each Guarantor is an entity duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation or organization with full corporate, partnership or other applicable power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered and qualified to conduct its business and is in good standing as a foreign corporation, partnership or other entity in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect;

              (iii) Each Issuer has corporate power and authority to enter into this Agreement and the other Transaction Documents and to issue, sell and deliver the Notes to be sold by it to the Initial Purchasers as provided herein, and this Agreement and each of the other Transaction Documents (other than the Notes) have been duly authorized, executed and delivered by each Issuer and each of the Transaction Documents (other than this Agreement) are valid, legal and binding agreements of each Issuer, enforceable against each Issuer in accordance with their respective terms;

              (iv) Each Guarantor has corporate, partnership or other power and authority to enter into this Agreement and the other Transaction Documents, and this Agreement and each of the other applicable Transaction Documents have been duly authorized, executed and delivered by each Guarantor and each of the Transaction Documents (other than this Agreement) are valid, legal and binding agreements of each Guarantor, enforceable against each Guarantor in accordance with their respective terms;

              (v) The Notes have been duly and validly authorized by each Obligor, and, when executed by the Obligors, authenticated by the Trustee in accordance with the Indenture delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of each Obligor, entitled to the benefits of the Indenture;

              (vi) (x) The offer, sale or delivery of the Notes as of the Closing Date, and (y) the execution, delivery or performance by the Issuers of this Agreement and the other Transaction Documents, and (z) compliance by the Issuers with the provisions hereof or thereof and consummation by the Issuers of the transactions contemplated hereby or thereby, do not and will not conflict with and do not and will not constitute a breach of, or a default under (including any event which, with notice or lapse of time or both, would be a breach of or a default under), (a) the certificate or articles of incorporation or partnership or membership agreement or bylaws or other organizational documents of the Issuers or any of the Guarantors as in effect on the Closing Date or (b) any Agreement or Instrument known to such counsel as in effect on the Closing Date, except, with respect to this clause (b) any such conflict, breach or default that could not, singly or in the aggregate, with all such other conflicts, breaches and defaults, reasonably be expected to have a Material Adverse Effect, and other than as described in the Offering Memorandum or the Incorporated Documents, and, based solely on facts known to such counsel, no such action will result in any violation of any Law or Legal Requirement in effect as of the Closing Date which in such counsel's experience is customarily applicable to transactions of the type contemplated by the Transaction Documents (assuming for the purposes of this paragraph compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreements, the Act, the Exchange Act and the 1939 Act);

              (vii) No Consent or Filing based on Law or Legal Requirements as in effect on the Closing Date which in such counsel's experience is customarily applicable to transactions of the type contemplated by the Transaction Documents or as a result of the Issuers' business is required on the part of either of the Issuers or any Guarantor for the valid issuance and sale of the Notes to the Initial Purchasers as contemplated by this Agreement or the execution, delivery or performance by the Issuers and the Guarantors of each of the Transaction Documents, to which each is a party, except (A) as have been obtained and are in full force and effect,
     (B) as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Notes or such as may be required under the Act, the Exchange Act or the 1939 Act in connection with the performance by the Issuers of their obligations under the Registration Rights Agreement and (C) as may be required by applicable Gaming Laws and Gaming Authorities in connection with the registration, sale and issuance of the Exchange Notes and any Guaranties thereof, as to which such counsel need not express an opinion;

              (viii) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against either of the Issuers or any of the Guarantors, or to which either of the Issuers or any of the Guarantors or any of their respective property or assets is subject, which are not disclosed in the Offering Memorandum or the Incorporated Documents and which, if adversely decided, could, singly or in the aggregate with all other such proceedings, reasonably be expected to have a Material Adverse Effect or materially adversely affect the consummation of the transactions contemplated by the Transaction Documents;

              (ix) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions (other than the discussion in the last paragraph of the Offering Memorandum under the caption "Business - Possible Restoration of REIT/Paired-Share Structure," which shall be subject to the standard described in Section 7(c)(xv) hereof, are true and accurate in all material respects and summarize fairly the information required to be shown in all material respects;

              (x) Except as described in the Offering Memorandum or the Incorporated Documents, to the knowledge of such counsel, no holder of any securities of either Issuer (except for the holders of the Notes) or any other person has the right to have any securities of either Issuer included in any registration statement contemplated by the Registration Rights Agreement;

              (xi) No registration of any of the Notes under the Act is required for the sale of the Notes to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that each Initial Purchaser is a Qualified Institutional Buyer, (B) that any person who buys the Notes in the Exempt Resales is an Eligible Purchaser,
     (C) the accuracy of the Initial Purchasers' representations in this Agreement, (D) the accuracy of the representations of the Issuers and the Guarantors in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales and (E) the accuracy of the representations made by each Accredited Investor who purchases Notes pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum) and (F) the accuracy of the representations made by, and compliance with the agreements made by, all purchasers under the terms set forth in the Offering Memorandum under the caption "Notice to Investors";

              (xii) Except for sales of Notes pursuant to the Exchange Offer, as defined in the Indenture, no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales;

              (xiii) Assuming that the proceeds of issuance of the Notes are used as set forth in the Offering Memorandum, neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Notes, nor the application of the proceeds therefrom (if applied as described in the Offering Memorandum under the caption "Use of Proceeds"), will violate Regulation G (12 C.F.R. Part 207), T (12 C.F.R.
     Part 220), U (12 C.F.R. Part 221) or X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System;

              (xiv) Such counsel will have considered, reviewed and discussed with certain officers and employees of the Issuers, and with you, the information furnished with respect to the Offering Memorandum. On the basis of such consideration, review and discussion, but without any independent investigation, examination or verification, no facts will have come to such counsel's attention that will have caused such counsel to believe that the Offering Memorandum as of its date and as of the date hereof, contains an untrue statement of a material fact or (taken together with the Incorporated Documents) omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data (including forecasts) included in the Offering Memorandum.

              (xv) The discussion in the last paragraph of the Offering Memorandum under the caption "Business - Possible Restoration of REIT/Paired-Share Structure," insofar as such discussion refers to statements of federal income tax law or legal conclusions thereunder (the "Tax Discussion"), is true and accurate in all material respects.


          The opinion of such counsel shall be limited to the laws of the United States, the State of California and the internal corporation law of the State of Delaware.

          In giving such opinion, such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Issuers and the Guarantors and certificates of public officials; provided, however, that such certificates have
                                  --------  -------
been delivered to the Initial Purchasers prior to the Closing Date. In addition, with respect to any opinion interpreting the laws of the State of New York, such counsel may state that, for the purposes of rendering such opinion, they have assumed all such laws to be identical to the corresponding laws of the State of California in all pertinent respects. The foregoing opinion shall be limited in scope to the laws of the States of California and Delaware, the laws of the State of New York subject to the assumption described in the preceding sentence, and the federal laws of the United States. To the extent that any of the opinions required above address matters governed by the respective laws of Nevada, Louisiana, Mississippi and Arizona, the applicable opinions described in sections 7(d)(i), (ii), (iii) and (iv), respectively, shall address such matters. Such opinion shall be subject to customary exceptions and qualifications.

          (d) The Initial Purchasers shall have received on the Closing Date the following opinions, dated the Closing Date, addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers with respect to certain gaming matters and matters of local law:

               (i) Opinion of Schreck Morris, gaming counsel for the Issuers and the Guarantors in the State of Nevada;

               (ii) Opinion of Smith Martin, gaming counsel for the Issuers and the Guarantors in the State of Louisiana;

               (iii) Opinion of Watkins, Ludlam & Stennis, P.A., gaming counsel for the Issuers and the Guarantors in the State of Mississippi; and

               (iv) Opinion of Jennings, Strouss & Salomon, P.L.C., counsel for the Issuers and the Guarantors in the State of Arizona.

          (e) Wilson Sonsini Goodrich & Rosati, P.C. shall have received on the Closing Date a reliance letter from Irell & Manella LLP, dated the Closing Date, addressed to Wilson Sonsini Goodrich & Rosati, P.C. and in form and substance reasonably satisfactory to Wilson Sonsini Goodrich & Rosati, P.C., acknowledging the reliance of Wilson, Sonsini, Goodrich & Rosati, P.C. on the opinion of Irell & Manella LLP described in Section 7(c) herein in rendering the opinion of Wilson, Sonsini, Goodrich & Rosati, P.C. set forth in Section 7(f) herein.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Initial Purchasers, dated the Closing Date, addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers with respect to the Notes, the Transaction Documents and including, inter alia, the
                                                               ----- ----
enforceability of the Notes and Transaction Documents under the internal substantive laws of the State of New York and such other matters as may be requested by the Initial Purchasers and satisfactory in form and substance to the Initial Purchasers, and the Issuers and the Guarantors shall have furnished to such counsel such documents and other instruments and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (g) (i) There shall not have been any material increase in the consolidated short-term or consolidated long-term debt of either of the Issuers or any Guarantor (other than in the ordinary course of business) from that set forth in or contemplated by the Offering Memorandum; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, except as otherwise expressly stated in the Offering Memorandum, any material adverse change in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Issuers or the Issuers and the Guarantors taken as a whole; (iii) the Issuers and the Guarantors shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Issuers or the Issuers and the Guarantors taken as a whole, other than those reflected in the Offering Memorandum; (iv) each of the representations and warranties of each Issuer and each of the Guarantors contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; (v) each Issuer and each Guarantor shall have executed and delivered each other Transaction Document to which such Issuer or such Guarantor is or is required to be a party; (vi) the Initial Purchasers shall have received a certificate, dated the Closing Date and signed on behalf of each Issuer by the chief executive officer and the chief financial officer of each Issuer (or such other officers as are acceptable to the Initial Purchasers), certifying the matters set forth in this Section 7(g) and in Section 7(h) hereof, to the effect that such Issuer is not, nor will it be, as a result of or after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, (x) insolvent, (y) left with an unreasonably small capital with which to engage in its existing and anticipated businesses or (z) incurring debts beyond its ability to pay such debts as they mature and to the effect that, to the knowledge of such individuals, the Offering Memorandum, and any amendment or supplement thereto, does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vii) the Initial Purchasers shall have received a certificate from the Guarantors and signed by each Guarantor, dated the Closing Date and signed on behalf of each Guarantor by the chief executive officer and chief financial officer of the Guarantor (or such other officers as are acceptable to the Initial Purchasers), certifying the matters set forth in this Section 7(g) and in Section 7(h) hereof, to the effect that, collectively, the Guarantors are not, nor will be, after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (x) insolvent, (y) left with an unreasonably small capital with which to engage in their respective existing and anticipated businesses or (z) incurring debts beyond their ability to pay such debts as such debts mature and to the effect that, to the knowledge of such individuals, the Offering Memorandum, and any amendment or supplement thereto, does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) None of the Issuers nor the Guarantors shall have failed at or prior to the Closing Date to have performed or complied in any material respect with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (i)  The Notes shall have been approved for trading on PORTAL.

          (j) At the time of the execution of this Agreement, the Initial Purchasers shall have received from Arthur Andersen LLP, independent public accountants, and Ernst & Young LLP, independent auditors, respectively, letters dated as of the Closing Date, each substantially in the form contemplated for "comfort letters addressed to underwriters" by Statement of Auditing Standards No. 72 ("SAS 72"), and addressing such matters as, and in form and substance previously provided to for review and agreed to as, satisfactory to the Initial Purchasers in their sole discretion.

          (k) The Issuers and the Guarantors shall have furnished or caused to be furnished to the Initial Purchasers such further certificates, documents and opinions as the Initial Purchasers shall have reasonably requested.

          (l) There shall not have been made any amendment or supplement to the Offering Memorandum to which any of the Initial Purchasers has objected.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Initial Purchasers.

          Any certificate or document signed by any officer of either of the Issuers or any Guarantor and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, at the Closing, shall be deemed a representation and warranty by such Issuer or such Guarantor to the Initial Purchasers as to the statements made therein.

          Acceptance of the proceeds of the issuance and sale of the Notes shall be a representation and warranty by the Issuers to the Initial Purchasers that each of the conditions set forth in clauses (a), (b), (g) and (h) of this
Section 7 have been satisfied or, to the knowledge of the Issuer, waived.

     8.   Expenses.  (a)   Whether or not the purchase and sale of the Notes
          --------
hereunder is consummated or this Agreement is terminated pursuant to Section 9 hereof, the Issuers agree to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, word processing, printing, delivery and reproduction of the Preliminary Offering Memorandum and the Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them; (ii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum and all amendments or supplements as may be reasonably requested for use in connection with the offering and sale of the Notes as part of the initial distribution thereof pursuant to Exempt Resales;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of all other agreements and documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the application for quotation of the Notes on PORTAL; (vi) the performance by the Issuers of their obligations under the Registration Rights Agreement (including fees and expenses of the Trustee, including fees and expenses of their counsel); and (vii) the fees and expenses of the Issuers' accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers and the Guarantors; provided, however, that the Initial Purchasers agree to reimburse
            --------  -------
the Issuers for $100,000 of the foregoing costs and expenses to be applied as designated by the Issuers. The Initial Purchasers shall pay their own costs and expenses (including the costs and expenses of their counsel).

          (b) If the purchase and sale of the Notes hereunder is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Issuers or the Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers in payment for the Notes on the Closing Date after all conditions set forth herein have been satisfied, the Issuers shall reimburse the Initial Purchasers promptly upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes and the other transactions contemplated hereby.

     9.   Termination of Agreement.  This Agreement shall be subject to
          ------------------------
termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Issuers, by notice to the Issuers, if at or prior to the delivery and payment for Notes, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States or the market for the Notes is such as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Notes on the terms set forth in the Offering Memorandum or to enforce contracts for the resale of the Notes by the Initial Purchasers. Notice of such termination may be given to the Issuers by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     10.  Information Furnished by the Initial Purchasers.  The statements set
          -----------------------------------------------
forth in the last paragraph on the cover page and in the second, fifth and eighth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

     11.  Miscellaneous.  Except as otherwise provided in Sections 4 and 9
          -------------
hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Issuers, at the office of the Company at 1050 South Prairie Avenue, Inglewood, California 90301, Attention:
President, Sports and Entertainment, Executive Vice President, Treasurer and Chief Financial Officer, or (ii) if to the Initial Purchasers, to Oppenheimer & Co., Inc., One World Financial Center, New York, New York, 10281, Attention:
Managing Director, Investment Banking Division.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Issuers and the Guarantors, and their respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the terms "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Notes in such purchaser's status as such purchaser.

     12.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Issuers set forth in this Agreement or made by or on behalf of the Issuers (including, pursuant to any officer's certificate) pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers, any director, officer, employee or agent of the Initial Purchasers or any controlling person referred to in Section 6 hereof, and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8 and 13 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     13.  APPLICABLE LAW; COUNTERPARTS.  THIS AGREEMENT SHALL BE GOVERNED BY AND
          ----------------------------
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     Please confirm that the foregoing correctly sets forth the agreement between the Issuer and the Initial Purchasers.

                                         Very truly yours,

                                         HOLLYWOOD PARK, INC.



                                         By:
                                            -----------------------------------
                                               Name:
                                               Title:


Confirmed as of the date first           HOLLYWOOD PARK OPERATING COMPANY
above mentioned.

OPPENHEIMER & CO., INC.
                                         By:
                                            -----------------------------------
                                               Name:
                                               Title:
By:
   --------------------------
     Name:
     Title:                              HOLLYWOOD PARK FOOD SERVICES, INC.


BT SECURITIES CORPORATION                By:
                                            -----------------------------------
                                               Name:
                                               Title:

By:                                      HOLLYWOOD PARK FALL OPERATING COMPANY
   --------------------------
     Name:
     Title:
                                         By:
                                            -----------------------------------
                                               Name:
BANCAMERICA SECURITIES, INC.                   Title:


                                         TURF PARADISE, INC.
By:
   --------------------------
     Name:
     Title:                              By:
                                            -----------------------------------
                                               Name:
                                               Title:

                                       HP/COMPTON, INC.


                                       By:
                                          -----------------------------------
                                             Name:
                                             Title:


                                       CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT
                                       COMPANY, LLC

                                       By its Manager
                                       HP/COMPTON, INC.


                                       By:
                                          -----------------------------------
                                             Name:
                                             Title:


                                       BOOMTOWN, INC.


                                       By:
                                          -----------------------------------
                                             Name:
                                             Title:


                                       BOOMTOWN HOTEL & CASINO, INC.


                                       By:
                                          -----------------------------------
                                             Name:
                                             Title:


                                       LOUISIANA GAMING ENTERPRISES, INC.


                                       By:
                                          -----------------------------------
                                             Name:
                                             Title:

                                  LOUISIANA-I GAMING, A LOUISIANA PARTNERSHIP IN COMMENDAM

                                  By its General Partner
                                  LOUISIANA GAMING ENTERPRISES, INC.


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  BAYVIEW YACHT CLUB, INC.


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  MISSISSIPPI-I GAMING, L.P.

                                  By its General Partner
                                  BAYVIEW YACHT CLUB, INC.


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  HP YAKAMA, INC.


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE I



                           LIST OF INITIAL PURCHASERS


     INITIAL PURCHASER                 PRINCIPAL AMOUNT
------------------------------    --------------------------
Oppenheimer & Co., Inc.                   $68,750,000
BT Securities Corporation                 $37,500,000
BancAmerica Securities, Inc.              $18,750,000

                                  SCHEDULE II


                                   GUARANTORS


Hollywood Park Food Services,
Inc.

Hollywood Park Fall Operating
Company

Turf Paradise, Inc.

HP/Compton, Inc.

Crystal Park Hotel and Casino
Development Company, LLC

HP Yakama, Inc.

Boomtown, Inc.

Boomtown Hotel & Casino, Inc.

Louisiana Gaming Enterprises, Inc.

Louisiana-I Gaming, a Louisiana
partnership in commendam

Bayview Yacht Club, Inc.

Mississippi-I Gaming, L.P.